TRANSSURVIVORSM VUL
           A Flexible Premium Variable Universal Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company
                              4333 Edgewood Rd, NE
                             Cedar Rapids, IA 52499


         Supplement Dated July 17, 2007 to Prospectus Dated May 1, 2007


The following information supplements the Prospectus. You should read it together with the Prospectus.


The following information supplements, amends and replaces the information in the Prospectus regarding the administrative office address of Transamerica Occidental Life Insurance Company (TOLIC).

Address Change
TOLIC is moving its administrative office to Cedar Rapids, Iowa, and the transfer of administrative functions to TOLIC's new office is expected to be substantially completed in September of 2007. Beginning on September 1, 2007, the address shown below will replace TOLIC's administrative office address that appears on page 25 and on page A-1 of the Prospectus.

         Transamerica Occidental Life Insurance Company
         Attn: VUL Unit
         4333 Edgewood Rd. NE
         Cedar Rapids, Iowa 52499

There is no change to TOLIC's headquarters office address, mailing address or addresses for premium and loan payments shown in the Prospectus and in the SAI.